Introductions

Jim Cleary

President and Chief Executive Officer

Mary Pat Thompson

Senior Vice President & Chief Financial Officer

Disclaimer/Forward-Looking Statements

This presentation may contain forward-looking statements based on current management expectations.  Numerous factors, including those related to market conditions may cause results to differ materially from those anticipated in forward-looking statements.  Many of the factors that will determine the Company’s future results are beyond the ability of the
Company to control or predict.  These statements are subject to risks and uncertainties and, therefore, actual results may differ materially.  Potential investors should not place undue reliance on forward-looking statements, which reflect management’s views only as of the date hereof.  The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

introduction

Mission Statement

MWI will be the best resource to the
veterinary profession by delivering
superior value, efficiency and innovation.

Investment Highlights

Favorable industry dynamics driving demand for
animal health products

Market leading position with national footprint and
expansion opportunities

Broad product portfolio and value-added services

Longstanding relationships with diversified customer
and vendor bases

Premier sales and marketing franchise

Strong and consistent financial performance driven by
organic growth

Experienced management team

Our Company

Leading distributor of animal
health products to
veterinarians across U.S.

30 years of operating history

Over 15,000 veterinary
clinics nationwide

Over 11,000 products
sourced from more than
400 vendors

Strong and consistent
financial performance

Recent Developments

Acquired Securos, Inc. which is a leading provider of veterinary orthopedic products

IT - Launched an updated e-commerce platform and implemented
RF receiving at distribution centers

Leased a 105,000 square-foot distribution center in the Kansas
City area and will begin operating in October 2007

Fiscal year 2006 through August 2007: MWI increased capacity by successfully opening, moving or expanding 7 distribution
centers

November 2006: Extended Banfield contracts through November
2009

Continued expansion of value-added services, including e-
commerce, inventory management and pharmacy fulfillment

Established Specialty Resources Group, a new division of MWI industry overview

Attractive Industry Dynamics

Large, fragmented U.S. market with favorable
growth characteristics

54,000 practicing veterinarians

27,000 veterinary clinics

400 vendors

Diversified customer and vendor bases

Distributors play vital role

Frequent, small orders

Clinics avoid storing and managing inventory

Importance of sales representatives

Long-term relationships

Product information / consultation

No third party reimbursement risk

U.S. Animal Health Product Sales

2005 U.S. Animal Health Product
Sales By Segment

$5.0 + Billion

Source: Animal Health Institute, American Veterinary Medical Association, and Company estimates

($ in billions)

$5.0 +

$4.5

$5.0

$4.7

2002

2003

2004

2005

Consists of approximately:

90 million cats

73 million dogs

7 million horses

Other pets

Increased spending driven by:

Human-animal bond

Rising numbers of households with pets

Focus on animal health /
preventative care

Technology migration from human health

     to veterinary medicine

Aging pet population

Companion Animal Market

Large market with attractive growth profile

Note: Number of cats, dogs, and horses are for the U.S. only.

Source: Dogs and Cats for 2004 – APPMA. 2005-2006 Pet Owner’s Survey.  Horses for 2004 – US Equine Market, Brakke Consulting.

Includes cattle, swine, poultry, and
other food-producing animals

97 million cattle

61 million swine

Spending driven by:

Economic decisions

Improved productivity / yield

Disease prevention

Production Animal Market

Significant market with volume driven by large order sales

Source: USDA Agriculture statistics

Importance of Distributors

Customers

Vendors

Single source for multiple
products

Timely product delivery

Reduced number of
vendors

Inventory management

Product information

Consultation

Cost-effective access to
a fragmented market

Logistics and distribution

Sales and marketing
support

Ability to move market
share

Flexible selling models

Distributors

Competitive Landscape

Key Competitors (1)

Competitive market

Competition from both numerous
vendors and distributors

Competing factors include:

Customer relationships

Service and delivery

Product selection

Price

e-business capabilities

Industry consolidation well under
way

(1) Excludes vendors and other national, regional, local and specialty distributors.

company overview

The MWI Edge:
Leading National Distributor

Decentralized distribution network facilitates regional market responsiveness

12 strategically located distribution centers throughout the U.S.

5 pharmacies distributing Rx products to end-users nationwide

Same day shipment on 98% of orders placed

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HEADQUARTERS AND WAREHOUSE

WAREHOUSE

PHARMACY

The MWI Edge:
Broad Product Portfolio

Over 11,000 products stocked in MWI warehouses

Over 7,000 additional products available by special order

Continually evaluate product portfolio to improve offerings

Key products include:

Pharmaceuticals,
Vaccines and Parasiticides

Diagnostics, Capital
Equipment and Supplies

Veterinary Pet Food and
Nutritional Products

The MWI Edge:
2006 Product Revenue Mix

The MWI Edge:
Expansive Vendor Network

Sources products from
over 400 vendors

Provides cost-effective
access to large and
diverse customer base

Serves as a principal
distributor for key vendors

Length of relationship with
many key vendors over 10
years

MWI’s size and reach have become increasingly
important to its vendor base

Flexible Selling Arrangements –
Agency Relationships

Do not purchase and take inventory of products

Upon receipt of order, transmit order to vendor, who picks,
packs and ships order

Receive commission payment for soliciting order

Agency relationships with several leading animal health
product vendors

Gross billings of $151.4 million, generating commission
revenue of $7.8 million in FY 2006

The MWI Edge:
Strong Customer Relationships

Nation’s largest private
veterinary practice

Customer for over 10 years

Highly efficient ordering
process

Feeders’ Advantage

Buying group of several of
the largest cattle feeders in
U.S.

Customer for 10 years

Highly efficient ordering
process

Corporate Clients

Independent

Veterinary Practices

Often small, privately-held

Place at least one order / week

Independent veterinary
practices and producers
account for >80% of our
product sales

Loyal customer base:

Over 66% of sales from
accounts over 5 years old

Over 79% of sales from
accounts over 3 years old

The MWI Edge:
Premier Sales and Marketing Franchise

Sales Representatives

FYE Sept 30,

Dual coverage approach with
frequent contact

Act as business consultants

Continuous training initiatives

Performance driven compensation

Significant industry experience

Direct Marketing

Over 450,000 pieces of direct
marketing material distributed

Comprehensive and specialty
catalogs, loyalty programs,
product / vendor programs,
flyers, order stuffers

282

261

227

190

169

151

The MWI Edge:
Value-Added Services

E-Commerce Platform

Technology systems closely integrated with customers’
day-to-day operations

E-Commerce Product Sales

as a Percent of Total Sales

18%

21%

23%

24%

The MWI Edge:
Value-Added Services

Value-added services increase loyalty of customer base

E-commerce platform

Pharmacy fulfillment

SWEEP™ Inventory management system

Equipment procurement consultation

Special order fulfillment

Educational seminars

Pet cremation

MWI Growth Strategy

Expand Number
of Veterinarians
Served

Offer Innovative,
Differentiated
Solutions to
Veterinarians

Increase Share of
Spend from
Existing
Customers

Pursue Strategic
Acquisitions

Expand
Agreements with
Existing and New
Vendors

Increase Overall
Productivity and
Profitability

Pursue Strategic
Acquisitions

Specialty Resources Group,

a division of MWI

Objective:

Diversify revenue and enhance profitability through acquisition and development of niche animal health products and services

Tactics:

Acquire manufacturers and marketers of non-pharma specialty animal health products and services

Secure exclusive licenses and agreements

Leverage MWI sales force and customer relationships

Recent Developments:

June 8, 2007 completed acquisition of Securos and IVDN

financial overview

Strong Growth in Revenues

Total Revenues

($ in millions)

FYE Sept 30,

Strong Growth in Operating Income

Operating Income FYE Sept 30

($ in millions)

*  includes the effect of rebate earnings of approximately $2.5 million (pre-tax) earned in fiscal year 2006 that historically would have been earned in our fiscal year 2007 first quarter ended December 31, 2006.

($ in millions)

2000

2001

2002

2003

2004

2005

2006

9 mos '06

9 mos '07

Management Fee

-

-

$0.1

$0.3

$0.4

$2.5

$0.0

$0.0

$0.0

Depreciation & Amortization

0.8

0.8

0.9

1.0

1.1

1.5

2.0

1.4

1.8

Operating Income

6.4

7.3

7.2

10.2

12.6

15.8

23.7

18.1

20.1

*

Condensed Consolidated Balance Sheets
($ in thousands)

$      188,244

$      230,559

$       245,754

Total Liabilities & Stockholders' Equity

86,694

129,626

155,377

Stockholders' Equity

390

292

195

Long-term debt

650

505

453

Deferred income taxes

100,510

100,136

89,750

Total Current Liabilities

6,438

7,016

5,849

Accrued expenses & other current liabilities

69,382

82,561

83,804

Accounts payable

$        24,690

$        10,559

$                  0

Line-of-credit

Liabilities

$      188,244

$      230,559

$       245,754

Total Assets

148,409

187,791

197,753

Total Current Assets

2,493

3,153

2,810

Other current assets

          68,786

          85,083

            85,444

Inventories

        77,099

          99,518

         97,170

Receivables, net

$               31

$               37

$         12,329

Cash

9/30/2005

9/30/2006

6/30/2007

Assets

Financial Highlights

Year to Date Highlights

Revenues were up 17% to $520.0 million compared to
the same period last year

Net income was up 19% to $12.6 million compared to
the same period last year

Cash flow from operations was $17.4 million
compared to $1.0 million for the same period last year

Internet sales to independent veterinary practices and
producers grew by 48% and pharmacy sales grew by
more than 45% compared to the same period last year

Financial Highlights

Consistent organic growth

Stable, recurring revenue base…over 95% consumables

Minimal capital expenditure requirements

Strong returns on net assets and invested capital

Flexible and Strong Balance Sheet

conclusion

Investment Highlights

Favorable industry dynamics driving demand for
animal health products

Market leading position with national footprint and
expansion opportunities

Broad product portfolio and value-added services

Longstanding relationships with diversified customer
and vendor bases

Premier sales and marketing franchise

Strong and consistent financial performance driven by
organic growth

Experienced management team